                                                                 Exhibit 10.10

                                 AMENDMENT NO. 3
                                       TO
                      K*TEC ELECTRONICS HOLDING CORPORATION
                                CREDIT AGREEMENT

         AMENDMENT NO. 3 (this "Amendment") dated as of March 8, 2002, among K*TEC Electronics Holding Corporation (formerly known as K*TEC Electronics Corporation) and EFTC Operating Corp. (a successor in interest by merger to EFTC Corporation), each a Delaware Corporation (each a "Borrower" and, collectively, the "Borrowers") and Citicorp USA, Inc. as Administrative Agent and sole Lender (each as defined below), to the Credit Agreement, dated as of January 26, 2001 (as amended to the date hereof, the "Credit Agreement"), among the Borrowers, the financial institutions from time to time party thereto as Lenders and Issuers and Citicorp USA, Inc., as agent for such Lenders and Issuers (in such capacity, the "Administrative Agent"). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Borrowers, the Lenders, the Issuers and the Administrative Agent are parties to the Credit Agreement and, as of the date hereof, the undersigned Lender is the sole Lender; and

         WHEREAS, the Borrowers, the Administrative Agent and the undersigned sole Lender have agreed, subject to certain limitations and conditions set forth below, to make certain amendments to the Credit Agreement, as more specifically set forth below;

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

         SECTION 1. AMENDMENTS

         The Credit Agreement is, effective as of the Amendment Effective Date (as defined below), hereby amended as follows:

         (i) AMENDMENT TO LOAN DOCUMENTS

         Each mention of the full name "Thayer-Blum Funding II, L.L.C." in the Credit Agreement, the Guaranty and the Pledge and Security Agreement (including in the exhibits, annexes and signature pages thereof, if applicable), each as amended to the date hereof but without giving effect to the amendments set forth herein, is replaced with the name "K*TEC Operating Company, L.L.C. (formerly known as Thayer-Blum Funding II, L.L.C.)".

         (ii) AMENDMENTS TO ARTICLE I (DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS)

         The following definitions for the following terms are hereby inserted in Section 1.1 (Defined Terms) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section (and, if applicable, the following definitions shall replace in their entirety existing definitions for the following terms in such section):

                  "EFTC Delaware" means EFTC Operating Corp., a Delaware Corporation.

                  "EFTC Holdings" means Suntron Corporation, a Delaware corporation.

                  "EFTC Merger" means a series of transactions in which, in accordance with the definition of "Permitted Acquisition," (a) on the terms set forth in the EFTC Merger Agreement, (i) a newly formed, direct Wholly-Owned Subsidiary of EFTC Holdings is merged with and into Thayer-Blum with Thayer-Blum as the surviving company and another newly-formed, direct Wholly-Owned Subsidiary of EFTC Holdings is merged with and into EFTC with EFTC as the surviving corporation, and (ii) immediately thereafter, EFTC shall be merged with and into EFTC Delaware, a newly-formed Delaware corporation, with EFTC Delaware as the surviving corporation and (A) the holders of the Stock of EFTC (including any holder of preferred stock) will receive Stock of EFTC Delaware, (B) there shall be no holder of the Stock of EFTC Delaware other than previous holders of Stock in EFTC, (C) K*TEC, Thayer-Blum and EFTC Delaware shall be Wholly-Owned Subsidiaries of EFTC Holdings and (D) the holders of the Stock of Thayer-Blum and EFTC (including any holder of preferred stock) immediately prior to the mergers will receive, as the sole consideration therefor, Stock issued by EFTC Holdings and (b) immediately after the consummation of such mergers, all outstanding Stock of Thayer-Blum and EFTC Delaware (as the surviving companies in the mergers) shall have been transferred by EFTC Holdings to EFTC Parent, so that, after giving effect to all of the foregoing transactions, (A) EFTC Parent is a direct Wholly-Owned Subsidiary of EFTC Holdings and the only Subsidiary thereof, (B) each of Thayer-Blum and EFTC Delaware (as the surviving companies in the mergers) is a direct Wholly-Owned Subsidiary of EFTC Parent, and Thayer-Blum and EFTC Delaware are the only Subsidiaries of EFTC Parent and (C) K*TEC is a direct, Wholly-Owned Subsidiary of Thayer-Blum and the only Subsidiary thereof; provided, however, that the series of transactions described above may be changed in any respect satisfactory to the Administrative Agent in its sole discretion reasonably exercised. The phrase "consummation of the EFTC Merger" means the consummation of all transactions described in this definition.

                  "EFTC Parent" means Suntron Intermediate Holding Corp., a Delaware corporation.

         (iii) AMENDMENT TO ARTICLE VI (REPORTING COVENANTS)

         A new clause (i) is inserted at the end of Section 6.1 (Financial Statements) of the Credit Agreement to read in its entirety as follows:

                  (i) Corporate Chart and Other Collateral Updates. On or before each date on or before which Financial Statements are required to be delivered pursuant to clause (c) or (d) above, (i) to the extent of any changes from the previous chart or document delivered pursuant to this clause (i) (or, if no such chart of document has yet been delivered, to the extent the information that would be set forth in such chart or other document would differ from the information provided to the Lenders on the Closing Date or the EFTC Joinder Date), a corporate organizational chart or other equivalent document, current as of the date of receipt of such chart by the Administrative Agent and, if later, as of such delivery date for such Financial Statements, in form and substance reasonably acceptable to the Administrative Agent, in sufficient copies for each Lender and certified as true, correct and complete by a Responsible Officer of the Borrower, setting forth, for each Person that is a Loan Party, subject to Section 7.11 (Additional Collateral and Guaranties) or a Subsidiary or other Affiliate of any of them, (A) the full legal name of such Person (and any trade name, fictitious name or other name each such Person may have had or operated under), (B) the jurisdiction of organization and the organizational number (if any) of such Person, (C) the location of the chief executive office (or sole place of business) of such Person and (D) the number of shares of each class of such Person's Stock authorized (if applicable), the number outstanding as of the date of delivery, and the number and percentage of the outstanding shares of each such class owned (directly or indirectly) by any Loan Party and (ii) a certificate of a Responsible Officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent and in sufficient copies for each Lender that, to the best of the knowledge of the Borrower, all statements and updates (including updated schedules) required to be delivered pursuant to the Pledge and Security Agreement by any Loan Party in the preceding Fiscal Quarter have been delivered thereunder. The reporting requirements set forth in this clause (i) are in addition to, and are not intended to and shall not replace, relax or otherwise modify, any obligation of any Loan Party under any Loan Document (including any other notice or reporting requirement). Compliance with the reporting obligations in this clause
         (i) shall not, by itself, operate to update any Schedule or any schedule of any other Loan Document and is not intended to and shall not cure, waive or otherwise modify in any way, any breach of any covenant in any Loan Document or any other Default or Event of Default, including any failure of any representation or warranty of any Loan Document to be correct in any respect when made.

         (iv) AMENDMENT TO ARTICLE VIII (NEGATIVE COVENANTS)

         A new Section 8.22 (Post Closing Deliveries) is inserted at the end of
Article VIII (Negative Covenants) to the Credit Agreement to read in its entirety as follows:

         SECTION 8.22 POST CLOSING DELIVERIES

                  The Administrative Agent shall have received each item set forth on Schedule 8.22 (Post Closing Deliveries) on or before the date set forth opposite such item on such Schedule (unless otherwise agreed to by the Administrative Agent), each in form and substance reasonably satisfactory to the Administrative Agent and with sufficient copies for each Lender.

         (v) AMENDMENT TO ARTICLE XI (MISCELLANEOUS)

         Clause (a) to Section 11.8 (Notices, Etc.) is amended and restated to read in its entirety as follows:

         (a) if to Holdings, the Company, the Borrowers or any Subsidiary of each of them:

                 Suntron Corporation
                 2501 West Grandview Road
                 Phoeniz, AZ 85023
                 Attention:  Carol D. Frey
                 Telecopy:  (602) 282-5690
                 Electronic Mail Address: carol.frey@suntroncorp.com

                 with a copy to:

                 Thayer Equity Investors IV, L.P.
                 c/o Thayer Capital Partners
                 1455 Pennsylvania Ave., N.W., Suite 350
                 Washington, D.C. 20004
                 Attention:  Douglas P. McCormick
                 Telecopy: (202) 371-0391
                 Electronic Mail Address:  dmccormick@thayercapital.com

                 with a copy to:

                 RCBA Strategic Partners, L.P.
                 c/o BLUM Capital Partners, L.P.
                 909 Montgomery Street,
                 Suite 400
                 San Francisco, CA  94133
                 Attention: Murray A. Indick
                 Telecopy: (415) 434-3130
                 Electronic Mail Address:  mindick@blumcapital.com]

                 with a copy to:

                 Greenberg Traurig, LLP
                 2375 East Camelback Road, Suite 700
                 Phoenix, AZ  85016
                 Attention:  Jeffrey H. Verbin, Esq.
                 Telephone:  (602) 445-8202
                 Telecopy:  (602) 445-8630
                 Electronic Mail Address:  verbinj@gtlaw.com

         (vi) AMENDMENTS TO SCHEDULES

                  (1) The contents of Schedule I (Revolving Credit Commitments) to the Credit Agreement, are hereby amended and restated in their entirety and replaced by the contents of Schedule A (Revolving Credit Commitments) hereto.

                  (2) A new Schedule 8.22 (Post Closing Deliveries) is hereby added to the Credit Agreement with the contents thereof to read in their entirety as set forth in Schedule B (Post Closing Deliveries) hereto.

         SECTION 2. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT

         This Amendment shall become effective on the date (the "Amendment Effective Date") on or after the EFTC Joinder Date, when, and only when, the Administrative Agent shall have received this Amendment, executed by each Borrower, each Guarantor, the Administrative Agent and each Lender and such additional documentation as the Administrative Agent or the Lenders may reasonably require.

         SECTION 3. FEES AND EXPENSES

         Each Borrower agrees to pay on demand in accordance with the terms of
Section 11.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including, without limitation, the reasonable fees, expenses and disbursements of counsel for the Administrative Agent with respect thereto.

         SECTION 4. REPRESENTATIONS AND WARRANTIES

         On and as of the date hereof, and as of the Amendment Effective Date, after giving effect to this Amendment, each Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

         (a) this Amendment has been duly authorized, executed and delivered by each Borrower and each Guarantor and constitutes a legal, valid and binding obligation of each Borrower and each Guarantor, enforceable against each Borrower and each Guarantor in accordance with its terms and the Credit Agreement, as amended by this Amendment and constitutes the legal, valid and binding obligation of each Borrower and each Guarantor, enforceable against each Borrower and each Guarantor in accordance with its terms;

         (b) each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended hereby;

         (c) no Default or Event of Default has occurred and is continuing (except for those that are duly waived); and

         (d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement, any Loan Document or Related Document, in each case as amended hereby (if applicable).

         SECTION 5. REFERENCE TO THE EFFECT ON THE LOAN DOCUMENTS

         (a) As of the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like "thereunder", "thereof" and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby as of the Amendment Effective Date, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

         (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

         (d) This Amendment is a Loan Document.

         SECTION 6. EXECUTION IN COUNTERPARTS

         This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. CONSENT OF GUARANTORS

         Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

         SECTION 8. GOVERNING LAW

         This Amendment shall be governed by and construed in accordance with the law of the State of New York.

         SECTION 9. HEADINGS

         The headings contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         SECTION 10. NOTICES

         All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

         SECTION 11. SEVERABILITY

         The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

         SECTION 12. SUCCESSORS

         The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         SECTION 13. WAIVER OF JURY TRIAL

         EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first above written.

                                        K*TEC ELECTRONICS HOLDING CORPORATION,
                                             as Borrower

                                        By:    /s/ Mike Gibbons
                                             ---------------------------------
                                             Name:  Mike Gibbons
                                             Title:    President

                                        EFTC OPERATING CORP.
                                             (a successor in interest by merger
                                              to EFTC Corporation),

                                        as Borrower

                                        By:   /s/ Peter W. Harper
                                             ----------------------------------
                                             Name:  Peter W. Harper
                                             Title:  Vice President, Chief
                                                     Financial Officer,
                                                     Secretary and Treasurer


                      [SIGNATURE PAGE TO AMENDMENT NO. 3 TO
             K*TEC ELECTRONICS HOLDING CORPORATION CREDIT AGREEMENT]

                                        CITICORP USA, INC.,
                                        as Administrative Agent and Lender


                                        By:    /s/ James R. Williams
                                             ----------------------------------
                                             Name:  James R. Williams
                                             Title:    Vice President


                      [SIGNATURE PAGE TO AMENDMENT NO. 3 TO
             K*TEC ELECTRONICS HOLDING CORPORATION CREDIT AGREEMENT]

                                  Guarantors:

                                  K*TEC ELECTRONICS HOLDING CORPORATION

                                  By:    /s/ Mike Gibbons
                                       ---------------------------------------
                                       Name:  Mike Gibbons
                                       Title: President

                                  THAYER-BLUM FUNDING II, L.L.C.

                                  By:    /s/ Michael B. Sweeny
                                       ---------------------------------------
                                       Name:  Michael B. Sweeny
                                       Title: Manager

                                  RODNIC LLC

                                  By:    /s/ Mike Gibbons
                                       ---------------------------------------
                                       Name:  Mike Gibbons
                                       Title: President

                                  CATHIO LLC

                                  By:    /s/ Mike Gibbons
                                       ---------------------------------------
                                       Name:  Mike Gibbons
                                       Title: President

                                  K*TEC ELECTRONICS L.P.
                                  (FORMERLY KNOWN AS RANDIC LP)

                                  By: RodniC LLC,
                                       its general partner

                                  By:    /s/ Mike Gibbons
                                       ---------------------------------------
                                       Name:  Mike Gibbons
                                       Title: President

                                  SUNTRON CORPORATION

                                  By:    /s/ Peter W. Harper
                                       ---------------------------------------
                                       Name:  Peter W. Harper
                                       Title: Vice President, Chief Financial
                                              Officer, Secretary and Treasurer


                      [SIGNATURE PAGE TO AMENDMENT NO. 3 TO
             K*TEC ELECTRONICS HOLDING CORPORATION CREDIT AGREEMENT]

                               SUNTRON INTERMEDIATE HOLDING CORP.

                               By:    /s/ Peter W. Harper
                                    ---------------------------------------
                                    Name:  Peter W. Harper
                                    Title: Vice President, Chief Financial
                                           Officer, Secretary and Treasurer

                               CIRCUIT TEST, INC.

                               By:    /s/ Peter W. Harper
                                    ---------------------------------------
                                    Name:  Peter W. Harper
                                    Title: Vice President,
                                           Treasurer and Secretary

                               CTLLC ACQUISITION CORP.

                               By:    /s/ Peter W. Harper
                                    ---------------------------------------
                                    Name:  Peter W. Harper
                                    Title: Vice President,
                                           Treasurer and Secretary

                               CURRENT ELECTRONICS, INC.

                               By:    /s/ Peter W. Harper
                                    ---------------------------------------
                                    Name:  Peter W. Harper
                                    Title: Vice President,
                                           Treasurer and Secretary

                               RM ELECTRONICS, INC.

                               By:    /s/ Peter W. Harper
                                    ---------------------------------------
                                    Name:  Peter W. Harper
                                    Title: Vice President,
                                           Treasurer and Secretary



                      [SIGNATURE PAGE TO AMENDMENT NO. 3 TO
             K*TEC ELECTRONICS HOLDING CORPORATION CREDIT AGREEMENT]

                                   SCHEDULE A

                          REVOLVING CREDIT COMMITMENTS


                  Citicorp USA, Inc.                 $75,000,000

                  TOTAL                              $75,000,000
                  -----